SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 25, 1999
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                          BORG-WARNER AUTOMOTIVE, INC.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                           1-12162                        13-3404508
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(State or Other            (Commission File Number)              IRS Employer
Jurisdiction of                                                 Identification
Incorporation)                                                      Number


200 South Michigan Avenue, Chicago, Illinois                          60604
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(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (312) 322-8500
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                                  Page 1 of 13
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Item 5.  Other Events.
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                  On January 25, 1999, Borg-Warner Automotive, Inc., a Delaware
corporation ("Borg-Warner"), issued a press release announcing (a) the expiration of the waiting period under the Hart-Scott-Rodino Act for its acquisition of Kuhlman Corporation ("Kuhlman") and (b) Kuhlman's mailing of proxy materials in connection with Kuhlman's special meeting of stockholders scheduled to be held on March 1, 1999. The press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (b)   Pro Forma Financial Information.
                        -------------------------------

                  The following pro forma financial information related to the pending acquisition of Kuhlman Corporation is attached hereto as Exhibit 99.2 and is incorporated herein by reference:

                  Unaudited Pro Forma Consolidated Balance Sheet as of September
                      30, 1998;

                  Unaudited Pro Forma Consolidated Statement of Operations For
                      the Year Ended December 31, 1997;

                  Unaudited Pro Forma Consolidated Statement of Operations For
                      the Nine Months Ended September 30, 1998;

                  Unaudited Pro Forma Consolidated Statement of Operations For
                      the Nine Months Ended September 30, 1997; and

                  Notes to Unaudited Pro Forma Consolidated Financial Statements
                      Year Ended December 31, 1997 and Nine Months Ended September 30, 1998 and 1997.

                  (c)   Exhibits.
                        --------

                  99.1. Borg-Warner Automotive, Inc. Press Release dated January 25, 1999.

                  99.2 Unaudited Pro Forma Consolidated Financial Statements Related to Potential Acquisition of Kuhlman Corporation.

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

                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 27, 1999

                                          BORG-WARNER AUTOMOTIVE, INC.



                                          By /s/ Vincent M. Lichtenberger
                                             -----------------------------------
                                              Name:  Vincent M. Lichtenberger
                                              Title: Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------
                                                                        Page No.
                                                                        --------
      99.1.   Borg-Warner Automotive, Inc. Press Release dated
              January 25, 1999                                             5

      99.2.   Unaudited Pro Forma Consolidated Financial Statements
              Related to Potential Acquisition of Kuhlman Corporation.    6-13











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